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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): June 29, 2001




                                IFR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                      0-14224                 48-1197645
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)




                   10200 West York, Wichita, Kansas              67215
               (Address of principal executive offices)        (Zip Code)




       Registrant's telephone number, including area code: (316) 522-4981




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Item 5.  Other Events.

         On July 3, 2001, IFR Systems Inc. announced that it has signed Amendment No. 6 to its credit agreement with its bank syndicate. The amendment reduces the quarterly principal payments to $500,000, extends the maturity date of the loan to September 30, 2002 and restates certain financial covenants.

Item 7.   Financial Statements and Exhibits.


Exhibit  No.        Description of  Exhibit

  10.26 Amendment No. 6 to Credit Agreement, dated as of June 29, 2001, among IFR Systems Inc., Bank One N.A., and various lenders.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     IFR SYSTEMS, INC.



                                    By   /s/ Dennis H. Coley
                                       ---------------------------------------
                                           Dennis H. Coley
                                    Treasurer and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

Date: July 10, 2001









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